UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

CORGENTECH INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50573	77-0503399
(Commission File No.)	(IRS Employer Identification No.)

650 Gateway Boulevard
South San Francisco, California 94080

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On July 20, 2004, Corgentech Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2004 entitled “CORGENTECH ANNOUNCES SECOND QUARTER 2004 FINANCIAL RESULTS.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Corgentech Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2004	CORGENTECH INC.

	By:	/S/ Richard P. Powers

Richard P. Powers Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 20, 2004, “CORGENTECH ANNOUNCES SECOND QUARTER 2004 FINANCIAL RESULTS”